THIRD QUARTER 2012

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2011 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” , or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent Ally’s current judgment on what the future may hold, and Ally believes these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler Group LLC (“Chrysler”); the profitability and financial condition of GM and Chrysler; bankruptcy court approval of the plan and settlement related to the bankruptcy filings by Residential Capital, LLC and certain of its subsidiaries; our ability to realize the anticipated benefits associated with being a bank holding company, and the increased regulation and restrictions that we are now subject to; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

3Q 2012 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
North American Automotive Finance	9-10
International Automotive Finance	11-12
Insurance	13
Mortgage Operations	14
Corporate and Other	15

Credit Related Information	16-18

Supplemental Detail
Capital	19
Liquidity	20
Deposits	21
Ally Bank Consumer Mortgage HFI Portfolio	22
Mortgage Repurchase Outstanding Claims	23
Ownership	24

3Q 2012 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Selected Income Statement Data	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
Net financing revenue (ex. OID)	$853	$878	$777	$743	$832	$(25)	$21
Total other revenue	936	928	1,187	977	554	8	382
Total net revenue (ex. OID)	1,789	1,806	1,964	1,720	1,386	(17)	403
Provision for loan losses	116	29	140	6	50	87	66
Controllable expenses (1)	719	792	906	965	731	(73)	(12)
Other noninterest expenses	395	1,738	444	729	486	(1,343)	(91)
Core pre-tax (loss) income (2)	$559	$(753)	$474	$20	$119	$1,312	$440
Core OID amortization expense (3)	76	96	108	137	225	(20)	(149)
Income tax expense	93	15	64	73	93	78	-
(Loss) income from discontinued operations	(6)	(34)	8	(16)	(11)	28	5
Net (loss) income	$384	$(898)	$310	$(206)	$(210)	$1,282	$594

Selected Balance Sheet Data (Period-End)
Total assets	$182,482	$178,560	$186,350	$184,059	$181,956	$3,922	$526
Consumer loans	80,634	77,959	78,004	74,287	70,815	2,675	9,819
Commercial loans (4)	40,625	41,954	41,814	40,468	37,897	(1,329)	2,728
Allowance balance	(1,423)	(1,427)	(1,546)	(1,503)	(1,621)	4	198
Deposits	49,872	47,992	47,206	45,050	44,326	1,880	5,546
Common equity (5)	11,825	11,423	12,727	12,431	12,792	402	(967)
Total equity	18,765	18,363	19,667	19,371	19,732	402	(967)

Select Financial Ratios
Net interest margin (6)	2.1%	2.2%	1.9%	1.8%	2.1%
Return on average total equity (annualized)	8.3%	-18.9%	6.4%	-4.2%	-4.2%
Return on average assets (annualized)	0.8%	-1.9%	0.7%	-0.4%	-0.5%

Capital Ratios
Tier 1 capital ratio	13.6%	13.7%	13.5%	13.7%	14.3%
Tier 1 common capital ratio (7)	7.3%	7.3%	7.5%	7.6%	8.0%
Total risk-based capital ratio	14.6%	14.7%	14.5%	14.7%	15.5%

(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(2) Core pre-tax income (loss) is a non-GAAP financial measure.  It is defined as income from continuing operations before taxes and primarily bond exchange original issue discount ("OID") amortization expense

(3) Core OID excludes IO and 2010 issuances

(4) Includes notes receivable from General Motors

(5) Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income

(6) Excludes OID amortization expense.  The impact of historical financial statement restatements for discontinued operations are not reflected in prior periods

(7) Tier 1 common capital ratio is a non-GAAP measurement. Refer to page 19 for additional details

3Q 2012 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
Financing revenue and other interest income
Interest and fees on finance receivables and loans (1)	$1,651	$1,691	$1,678	$1,659	$1,680	$(40)	$(29)
Interest on loans held-for-sale	22	36	73	76	86	(14)	(64)
Interest on trading securities	-	2	11	9	4	(2)	(4)
Interest and dividends on available-for-sale investment securities	73	86	84	87	102	(13)	(29)
Interest-bearing cash	22	18	14	13	14	4	8
Operating leases	639	579	540	515	530	60	109
Total financing revenue and other interest income	2,407	2,412	2,400	2,359	2,416	(5)	(9)
Interest expense
Interest on deposits	185	184	186	184	179	1	6
Interest on short-term borrowings	46	60	75	74	61	(14)	(15)
Interest on long-term debt	1,041	1,068	1,177	1,179	1,293	(27)	(252)
Total interest expense	1,272	1,312	1,438	1,437	1,533	(40)	(261)
Depreciation expense on operating lease assets	358	318	293	316	276	40	82
Net financing revenue	777	782	669	606	607	(5)	170
Other revenue
Servicing fees	91	216	310	325	335	(125)	(244)
Servicing asset valuation and hedge activities, net	134	(73)	9	(126)	(471)	207	605
Total servicing income, net	225	143	319	199	(136)	82	361
Insurance premiums and service revenue earned	364	359	375	385	390	5	(26)
Gain on mortgage and automotive loans, net	141	134	126	169	95	7	46
Loss on extinguishment of debt	-	-	-	-	-	-	-
Other gain on investments, net	(19)	66	90	43	75	(85)	(94)
Other income, net of losses	225	226	277	181	130	(1)	95
Total other revenue	936	928	1,187	977	554	8	382
Total net revenue	1,713	1,710	1,856	1,583	1,161	3	552
Provision for loan losses	116	29	140	6	50	87	66
Noninterest expense
Compensation and benefits expense	344	389	475	442	293	(45)	51
Insurance losses and loss adjustment expenses	151	208	159	146	170	(57)	(19)
Other operating expenses	619	1,933	716	1,106	754	(1,314)	(135)
Total noninterest expense	1,114	2,530	1,350	1,694	1,217	(1,416)	(103)
(Loss) income from continuing operations before income tax expense (benefit)	483	(849)	366	(117)	(106)	1,332	589
Income tax expense from continuing operations	93	15	64	73	93	78	-
Net (loss) income from continuing operations	390	(864)	302	(190)	(199)	1,254	589
(Loss) income from discontinued operations, net of tax	(6)	(34)	8	(16)	(11)	28	5
Net (loss) income	$384	$(898)	$310	$(206)	$(210)	$1,282	$594

(1) Includes other interest income, net

3Q 2012 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Assets	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2012	9/30/2011
Cash and cash equivalents
Noninterest-bearing	$1,305	$2,106	$2,279	$2,475	$1,517	$(801)	$(212)
Interest-bearing	15,852	14,020	10,800	10,560	14,885	1,832	967
Total cash and cash equivalents	17,157	16,126	13,079	13,035	16,402	1,031	755
Trading assets	-	-	895	622	503	-	(503)
Investment securities	13,770	13,366	14,942	15,135	13,981	404	(211)
Loans held-for-sale, net	1,937	2,000	6,670	8,557	8,745	(63)	(6,808)
Finance receivables and loans, net						-	-
Finance receivables and loans, net	121,259	119,913	119,818	114,755	108,712	1,346	12,547
Allowance for loan losses	(1,423)	(1,427)	(1,546)	(1,503)	(1,621)	4	198
Total finance receivables and loans, net	119,836	118,486	118,272	113,252	107,091	1,350	12,745
Investment in operating leases, net	12,708	11,197	10,048	9,275	9,052	1,511	3,656
Mortgage servicing rights	902	1,105	2,595	2,519	2,663	(203)	(1,761)
Premiums receivables and other insurance assets	1,861	1,887	1,876	1,853	2,026	(26)	(165)
Other assets	13,936	14,010	16,965	18,741	21,540	(74)	(7,604)
Assets of operations held-for-sale	375	383	1,008	1,070	(47)	(8)	422
Total assets	$182,482	$178,560	$186,350	$184,059	$181,956	$3,922	$526

Liabilities
Deposit liabilities
Noninterest-bearing	$2,487	$2,411	$2,314	$2,029	$2,704	$76	$(217)
Interest-bearing	47,385	45,581	44,892	43,021	41,622	1,804	5,763
Total deposit liabilities	49,872	47,992	47,206	45,050	44,326	1,880	5,546
Short-term borrowings	5,877	6,010	7,203	7,680	5,933	(133)	(56)
Long-term debt	93,028	91,096	93,990	92,794	90,546	1,932	2,482
Interest payable	1,590	1,552	1,675	1,587	1,712	38	(122)
Unearned insurance premiums and service revenue	2,693	2,631	2,632	2,576	2,757	62	(64)
Reserves for insurance losses and loss adjustment expenses	441	477	565	580	690	(36)	(249)
Accrued expense and other liabilities	9,962	10,198	13,089	14,084	16,260	(236)	(6,298)
Liabilities of operations held-for-sale	254	241	323	337	-	13	254
Total liabilities	$163,717	$160,197	$166,683	$164,688	$162,224	$3,520	$1,493

Equity
Common stock and paid-in capital	$19,668	$19,668	$19,668	$19,668	$19,668	$-	$(0)
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	5,685	5,685	5,685	5,685	-	-
Preferred stock	1,255	1,255	1,255	1,255	1,255	-	-
Accumulated deficit	(8,129)	(8,313)	(7,215)	(7,324)	(6,918)	183	(1,211)
Accumulated other comprehensive income	286	68	274	86	42	218	244
Total equity	18,765	18,363	19,667	19,371	19,732	402	(967)
Total liabilities and equity	$182,482	$178,560	$186,350	$184,059	$181,956	$3,922	$526

3Q 2012 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Assets	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2012	9/30/2011
Interest-bearing cash and cash equivalents	$15,648	$12,589	$10,641	$11,187	$13,373	$3,059	$2,275
Trading assets	-	114	990	647	351	(114)	(351)
Investment securities	12,395	13,239	13,704	15,487	13,814	(844)	(1,419)
Loans held-for-sale, net	2,731	4,310	7,754	10,588	9,654	(1,579)	(6,923)
Total finance receivables and loans, net (2)	120,634	121,834	117,482	114,069	112,478	(1,200)	8,156
Investment in operating leases, net	11,943	10,619	9,649	9,129	9,040	1,324	2,903
Total interest earning assets	163,351	162,705	160,220	161,107	158,710	646	4,641
Noninterest-bearing cash and cash equivalents	1,582	2,695	2,004	1,841	1,321	(1,113)	261
Other assets	18,923	20,678	23,796	23,350	27,565	(1,755)	(8,642)
Allowance for loan losses	(1,428)	(1,496)	(1,528)	(1,609)	(1,737)	68	309
Total assets	$182,428	$184,582	$184,492	$184,689	$185,859	$(2,154)	$(3,431)

Liabilities
Interest-bearing deposit liabilities	$46,378	$45,329	$44,796	$43,823	$42,131	$1,049	$4,247
Short-term borrowings	5,935	6,853	6,905	7,137	7,320	(918)	(1,385)
Long-term debt (3)	91,477	94,092	91,558	91,590	92,313	(2,615)	(836)
Total interest-bearing liabilities (3)	143,790	146,274	143,259	142,550	141,764	(2,484)	2,026
Noninterest-bearing deposit liabilities	2,504	2,279	2,141	2,374	2,509	225	(5)
Other liabilities	17,615	17,071	19,612	20,156	21,529	544	(3,914)
Total liabilities	$163,909	$165,624	$165,012	$165,080	$165,802	$(1,715)	$(1,893)

Equity
Total equity	$18,519	$18,958	$19,480	$19,609	$20,057	$(439)	$(1,538)
Total liabilities and equity	$182,428	$184,582	$184,492	$184,689	$185,859	$(2,154)	$(3,431)

Note: The impact of financial statement restatements for discontinued operations are not reflected in prior periods

(1) Average balances are calculated using a combination of monthly and daily average methodologies

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3) Average balance includes $1,837 million related to OID at September 30, 2012

3Q 2012 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
North American Automotive Finance	$510	$631	$442	$478	$551	$(121)	$(41)
International Automotive Finance	69	72	45	21	89	(3)	(20)
Insurance	33	43	124	93	111	(10)	(78)
Global Automotive Services	612	746	611	592	751	(134)	(139)
Mortgage Operations (1)	354	24	191	(258)	(409)	330	763
Corporate and Other (ex. OID) (2)	(407)	(1,523)	(328)	(314)	(223)	1,116	(184)
Core pre-tax income (3)	559	(753)	474	20	119	1,312	440
Core OID amortization expense	76	96	108	137	225	(20)	(149)
Income tax expense	93	15	64	73	93	78	-
(Loss) income from discontinued operations	(6)	(34)	8	(16)	(11)	28	5
Net (loss) income	$384	$(898)	$310	$(206)	$(210)	$1,282	$594

(1) Mortgage Operations includes ResCap results prior to the May 14, 2012 deconsolidation

(2) Corporate and Other primarily consists of centralized corporate treasury and deposit gathering activities, such as management of the cash and corporate investment securities portfolios, short and long term debt, retail and brokered deposit liabilities, derivative instruments, the amortization of the discount associated with new debt issuances and bond exchanges, most notably from the December 2008 bond exchange, and the residual impacts of our corporate funds transfer pricing (FTP) and treasury asset liability management (ALM) activities.  The segment also includes our Commercial Finance Group, certain equity investments and reclassifications and eliminations between the reportable operating segments. 2Q12 Corporate and Other includes the $1,192 million charge recorded for ResCap actions

(3) Core pre-tax income is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange OID amortization expense

3Q 2012 Preliminary Results	8

ALLY FINANCIAL INC. NORTH AMERICAN AUTO - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Income Statement	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
Net financing revenue
Consumer	$825	$810	$763	$739	$718	$15	$107
Commercial (1)	317	330	322	324	346	(13)	(29)
Loans held-for-sale	4	6	5	5	-	(2)	4
Operating leases	633	574	536	511	527	59	106
Other interest income	14	17	18	31	29	(3)	(15)
Total financing revenue and other interest income	1,793	1,737	1,644	1,610	1,620	56	173
Interest expense	582	585	578	591	590	(3)	(8)
Depreciation expense on operating lease assets	355	315	291	315	275	40	80
Net financing revenue	856	837	775	704	755	19	101
Other revenue
Servicing fees	26	30	30	35	39	(4)	(13)
Gain on automotive loans, net	2	39	-	-	33	(37)	(31)
Other income	47	45	49	49	54	2	(7)
Total other revenue	75	114	79	84	126	(39)	(51)
Total net revenue	931	951	854	788	881	(20)	50
Provision for loan losses	102	16	78	(33)	25	86	77
Noninterest expense
Compensation and benefits	112	108	119	115	92	4	20
Other operating expenses	207	196	215	228	213	11	(6)
Total noninterest expense	319	304	334	343	305	15	14
Income before income tax expense	$510	$631	$442	$478	$551	$(121)	$(41)

Balance Sheet (Period-End)
Loans held-for-sale	$-	$623	$623	$425	$464	$(623)	$(464)
Finance receivables and loans, net:
Consumer loans	60,561	58,310	57,075	54,076	50,507	2,251	10,054
Commercial loans (2)	33,091	34,056	34,446	32,474	30,364	(965)	2,727
Allowance for loan losses	(741)	(713)	(756)	(736)	(838)	(28)	97
Total finance receivables and loans, net	$92,911	$91,653	$90,765	$85,814	$80,033	$1,258	$12,878
Investment in operating leases, net	12,592	11,095	9,957	9,198	8,844	1,497	3,748
Other assets	1,406	1,556	1,549	1,534	1,191	(150)	215
Total assets	$106,909	$104,927	$102,894	$96,971	$90,532	$1,982	$16,377

(1) Includes interest on notes receivable from General Motors

(2) Includes notes receivable from General Motors and intercompany

3Q 2012 Preliminary Results	9

ALLY FINANCIAL INC. NORTH AMERICAN AUTO - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.
U.S. Market	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
SAAR (units in millions)	14.5	14.0	14.5	13.4	12.6	0.4	1.9
Industry light vehicle sales (units in millions)	3.6	3.8	3.5	3.2	3.2	(0.2)	0.4
GM market share	18.0%	18.7%	17.6%	18.5%	20.2%
Chrysler market share	11.5%	11.5%	11.5%	11.1%	11.6%

NAO Total Consumer Originations by Type ($ in billions)
New	$5.6	$7.0	$6.2	$6.5	$7.1	$(1.4)	$(1.4)
Lease	2.6	2.1	1.6	1.3	1.7	0.5	0.9
Used	2.4	2.6	2.7	2.3	2.4	(0.2)	0.0
Total NAO	$10.6	$11.7	$10.5	$10.1	$11.1	$(1.1)	$(0.5)

NAO Consumer Penetration
GM	30.2%	32.7%	31.7%	33.6%	32.7%
Chrysler	23.1%	26.1%	25.9%	25.6%	32.4%

U.S. Consumer Penetration
GM	29.0%	31.6%	30.7%	31.8%	31.6%
Chrysler	25.4%	28.4%	28.0%	27.2%	35.2%

U.S. Consumer Originations (1) ($ in billions)
GM new retail subvented	$0.9	$1.9	$1.7	$2.0	$1.5	$(1.0)	$(0.6)
GM new retail standard	1.6	1.5	1.6	1.7	1.9	0.1	(0.4)
Chrysler new retail subvented	0.5	0.7	0.5	0.5	0.9	(0.2)	(0.5)
Chrysler new retail standard	1.1	1.1	1.1	1.0	1.2	(0.0)	(0.1)
Diversified new	0.6	0.6	0.5	0.4	0.4	(0.1)	0.1
Lease (2)	2.6	2.1	1.6	1.3	1.7	0.5	0.9
Used	2.3	2.6	2.6	2.3	2.3	(0.2)	0.0
Total U.S. originations	$9.6	$10.5	$9.7	$9.2	$10.0	$(1.0)	$(0.5)

NAO Consumer Originations ($ in billions)
Total U.S. originations	$9.6	$10.5	$9.7	$9.2	$10.0	$(1.0)	$(0.5)
Total Canada originations	1.0	1.1	0.8	1.0	1.1	(0.1)	(0.1)
Total NAO originations	$10.6	$11.7	$10.5	$10.1	$11.1	$(1.1)	$(0.5)

U.S. Consumer Originations - Additional Data
Number of contracts originated (# in thousands)	360	398	376	338	379	(38)	(19)
GM subvented (% based on # of new GM units originated) (3)	61%	64%	59%	58%	54%
Chrysler subvented (% based on # of new Chrysler units originated) (3)	48%	53%	48%	48%	53%
Average original term in months	68	68	67	66	66	0	2

U.S. Floorplan (4)
GM penetration	70.3%	71.2%	72.2%	73.9%	75.1%
Chrysler penetration	56.5%	60.5%	62.0%	63.3%	66.0%
Floorplan outstandings (avg. $ in billions)	$26.5	$27.3	$26.0	$24.9	$24.3	$(0.8)	$2.2

NAO Commercial ($ in billions) (4)
Floorplan outstandings	$29.8	$31.0	$29.6	$28.7	$28.6	$(1.2)	$1.2
Other dealer loans	3.2	3.2	3.1	2.9	2.8	0.0	0.4
Total commercial outstandings	$33.0	$34.1	$32.7	$31.5	$31.3	$(1.1)	$1.7

U.S. Off-Lease Remarketing (5)
Sales proceeds on scheduled lease terminations (36-month) per vehicle - On-balance sheet	NM	NM	NM	$23,365	$20,608	NM	$(20,608)
Off-lease vehicles terminated - On-balance sheet (# in units)	15,502	12,846	15,180	27,733	55,416	2,656	(39,914)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Includes GM and Chrysler lease originations

(3) Represents subvented originations inclusive of leases not subject to exclusivity agreements

(4) Penetration rates and commercial outstandings are based on the trailing four month average end of period asset balances

(5) U.S. off-lease remarketing sales proceeds for 36 month leases are not meaningful (NM) as originations of this lease type were immaterial in 1Q 09, 2Q 09 & 3Q 09

3Q 2012 Preliminary Results	10

ALLY FINANCIAL INC. INTERNATIONAL AUTO - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Income Statement	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
Net financing revenue
Consumer	$293	$298	$304	$291	$301	$(5)	$(8)
Commercial (1)	77	90	93	96	111	(13)	(34)
Operating leases	6	5	4	4	3	1	3
Other interest income (2)	20	15	17	20	23	5	(3)
Total financing revenue and other interest income	396	408	418	411	438	(12)	(42)
Interest expense	227	234	252	253	270	(7)	(43)
Depreciation expense on operating lease assets	3	3	2	1	1	-	2
Net financing revenue	166	171	164	157	167	(5)	(1)
Other revenue
Other income	53	59	66	64	61	(6)	(8)
Total other revenue	53	59	66	64	61	(6)	(8)
Total net revenue	219	230	230	221	228	(11)	(9)
Provision for loan losses	13	15	47	23	(2)	(2)	15
Noninterest expense
Compensation and benefits	42	43	44	40	44	(1)	(2)
Other operating expenses	95	100	94	137	97	(5)	(2)
Total noninterest expense	137	143	138	177	141	(6)	(4)
Income from cont. ops before income tax expense (benefit)	$69	$72	$45	$21	$89	$(3)	$(20)

Balance Sheet (Period-End)
Cash, trading and investment securities	$30	$22	$21	$25	$176	$8	$(146)
Finance receivables and loans, net:
Consumer loans	10,286	9,826	10,139	9,383	9,198	460	1,088
Commercial loans (3)	4,346	4,368	4,778	4,912	4,778	(22)	(432)
Allowance for loan losses	(188)	(193)	(220)	(182)	(174)	5	(14)
Total finance receivables and loans, net	$14,444	$14,001	$14,697	$14,113	$13,802	$443	$642
Other assets	1,737	1,444	1,336	1,367	1,336	293	401
Total assets	$16,211	$15,467	$16,054	$15,505	$15,314	$744	$897

(1) Includes interest on notes receivable from General Motors and intercompany

(2) Includes interest-bearing cash

(3) Includes notes receivable from General Motors and intercompany

3Q 2012 Preliminary Results	11

ALLY FINANCIAL INC. INTERNATIONAL AUTO - KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Consumer Originations	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
Germany	$318	$458	$351	$385	$512	$(140)	$(194)
Brazil	437	513	525	573	535	(77)	(99)
U.K.	236	201	394	300	341	36	(104)
Mexico	156	145	158	154	158	11	(2)
China (1)	835	666	558	880	835	169	(0)
Other	233	323	307	333	257	(90)	(24)
Total Continuing International Operations	$2,215	$2,306	$2,294	$2,624	$2,638	$(91)	$(423)

Consumer Origination Statistics (Continuing Operations)
Number of contracts originated (# thousands)	177	172	156	186	174	5	3
Dollar amount of contracts originated	$2,215	$2,306	$2,294	$2,624	$2,638	$(91)	$(423)
Dollar amount of retail contracts outstanding at end of period (2)	$10,286	$9,826	$10,139	$9,383	$9,198	$461	$1,088
GM subvented (% based on # of GM units originated) (3)	45%	55%	57%	53%	59%

Mix of retail & lease contract originations (% based on # of units)
New	93%	93%	94%	95%	94%
Used	7%	7%	6%	5%	6%

(1) Originations in China are part of a joint-venture in which Ally owns a minority interest

(2) Excludes China JV receivables

(3) Represents subvented originations inclusive of leases not subject to exclusivity agreements

3Q 2012 Preliminary Results	12

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Income Statement	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
Insurance premiums and other income
Insurance premiums and service revenue earned	$364	$359	$371	$381	$387	$5	$(23)
Investment income	(12)	47	82	59	44	(59)	(56)
Other income	13	25	15	12	16	(12)	(3)
Total insurance premiums and other income	365	431	468	452	447	(66)	(82)
Expense
Insurance losses and loss adjustment expenses	151	205	155	142	162	(54)	(11)
Acquisition and underwriting expenses
Compensation and benefit expense	23	24	25	23	19	(1)	4
Insurance commission expense	111	111	116	135	120	-	(9)
Other expense	47	48	48	59	35	(1)	12
Total acquisition and underwriting expense	181	183	189	217	174	(2)	7
Total expense	332	388	344	359	336	(56)	(4)
Income from cont. ops before income tax expense	$33	$43	$124	$93	$111	$(10)	$(78)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,670	$5,489	$5,587	$5,267	$5,494	$181	$176
Finance receivables and loans, net	5	5	5	5	5	-	-
Premiums receivable and other insurance assets	2,004	2,019	2,010	1,970	2,141	(15)	(137)
Other assets	782	724	792	794	575	58	207
Total assets	$8,461	$8,237	$8,394	$8,036	$8,215	$224	$246

Key Statistics (Continuing Operations)
Written Premiums
Dealer Products & Services	$285	$283	$250	$232	$280	$2	$5
International (1)	92	103	123	104	100	(11)	(8)
Total written premiums and revenue	$377	$386	$373	$335	$380	$(9)	$(3)

Loss ratio	40.5%	54.4%	40.5%	36.3%	40.6%
Underwriting expense ratio	48.8%	48.8%	49.2%	55.8%	43.5%
Combined ratio	89.3%	103.2%	89.7%	92.1%	84.1%

(1) Includes written premiums held at Corporate

3Q 2012 Preliminary Results	13

ALLY FINANCIAL INC. MORTGAGE OPERATIONS (1) - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Income Statement	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
Net financing revenue
Total financing revenue and other interest income	$158	$181	$259	$269	$289	$(23)	$(131)
Interest expense	105	148	202	214	214	(43)	(109)
Net financing revenue	53	33	57	55	75	20	(22)
Servicing fees	65	186	280	291	296	(121)	(231)
Servicing asset valuation and hedge activities, net	134	(73)	9	(126)	(471)	207	605
Total servicing income, net	199	113	289	165	(175)	86	374
Gain on mortgage loans, net	139	128	131	150	57	11	82
Other income, net of losses	108	127	127	69	19	(19)	89
Total other revenue	446	368	547	384	(99)	78	545
Total net revenue	499	401	604	439	(24)	98	523
Provision for loan losses	6	21	27	35	31	(15)	(25)
Noninterest expense
Compensation and benefits expense	24	75	124	112	87	(51)	(63)
Representation and warranty expense	30	16	19	44	69	14	(39)
Other operating expense	85	265	243	506	198	(180)	(113)
Total noninterest expense	139	356	386	662	354	(217)	(215)
Income (loss) from cont. ops before income tax expense	$354	$24	$191	$(258)	$(409)	$330	$763

Balance Sheet (Period-End)
Cash, trading and investment securities	$-	$-	$685	$652	$673	$-	$(673)
Loans held-for-sale	1,927	1,377	6,047	8,112	8,254	550	(6,327)
Finance receivables and loans, net:						-	-
Consumer loans	9,787	9,823	10,790	10,828	11,109	(36)	(1,322)
Commercial loans	686	1,146	1,418	1,925	1,642	(460)	(956)
Allowance for loan losses	(447)	(473)	(518)	(532)	(542)	26	95
Total finance receivables and loans, net	$10,026	$10,496	$11,690	$12,221	$12,209	$(470)	$(2,183)
Mortgage servicing rights	902	1,105	2,595	2,519	2,663	(203)	(1,761)
Other assets	4,149	4,168	9,062	10,402	11,703	(19)	(7,554)
Total assets	$17,004	$17,146	$30,079	$33,906	$35,502	$(142)	$(18,498)

Key Statistics ($ in billions)
Mortgage loan production
Prime conforming	$7.3	$4.9	$6.6	$13.7	$13.3	$2.4	$(6.0)
Prime non-conforming	0.5	0.6	0.5	0.5	0.5	(0.0)	0.1
Government	0.3	0.5	1.5	2.3	1.8	(0.2)	(1.5)
Total mortgage loan production	$8.2	$5.9	$8.6	$16.5	$15.6	$2.3	$(7.4)

(1) Mortgage Operations includes ResCap results prior to the May 14, 2012 deconsolidation

3Q 2012 Preliminary Results	14

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

Includes CFG	QUARTERLY TRENDS					CHANGE VS.
Income Statement	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
Net financing loss
Total financing revenue and other interest income	$20	$43	$38	$24	$26	$(23)	$(6)
Interest expense
Core original issue discount amortization	76	96	108	137	225	(20)	(149)
Other interest expense	264	229	277	222	212	35	52
Total interest expense	340	325	385	359	437	15	(97)
Net financing loss	(320)	(282)	(347)	(335)	(411)	(38)	91
Other revenue
Loss on extinguishment of debt	-	-	-	-	-	-	-
Other gain on investments, net	11	36	24	6	48	(25)	(37)
Other income, net of losses	8	(57)	23	12	(8)	65	16
Total other (expense) revenue	19	(21)	47	18	40	40	(21)
Total net expense	(301)	(303)	(300)	(317)	(371)	2	70
Provision for loan losses	(5)	(23)	(12)	(19)	(4)	18	(1)
Noninterest expense
Compensation and benefits expense	143	139	163	152	51	4	92
Other operating expense (1)	44	1,200	(15)	1	30	(1,156)	14
Total noninterest expense	187	1,339	148	153	81	(1,152)	106
Loss from cont. ops before income tax (benefit) expense	$(483)	$(1,619)	$(436)	$(451)	$(448)	$1,136	$(35)

Balance Sheet (Period-End)
Cash, trading and investment securities	$25,227	$23,981	$22,623	$22,847	$24,544	$1,246	$683
Loans held-for-sale	10	-	-	20	27	10	(17)
Finance receivables and loans, net
Consumer loans	-	-	-	-	1	-	(1)
Commercial loans (2)	2,497	2,379	1,167	1,152	1,108	118	1,389
Allowance for loan losses	(47)	(48)	(52)	(53)	(67)	1	20
Total finance receivables and loans, net	2,450	2,331	1,115	1,099	1,042	119	1,408
Other assets	6,210	6,471	5,191	5,675	6,780	(261)	(570)
Total assets	$33,897	$32,783	$28,929	$29,641	$32,393	$1,114	$1,504

OID Amortization Schedule	2012	2013	2014	2015 and After
Remaining Core OID Amortization (as of 9/30/2012)	$56	$249	$176	Avg / Yr = $52

(1) Includes a reduction of $148 million for September 30, 2012, a reduction of $173 million for June 30, 2012, a reduction of $213 million for March 31, 2012, a reduction of $227 million for December 31, 2011, and a reduction of $172 million for September 30, 2011, related to the allocation of corporate overhead expenses to other segments. The receiving segments record their allocation of corporate overhead expense within other operating expense. 2Q 12 other operating expense includes the $1,192 million charge taken for ResCap actions

(2) Includes Intercompany

3Q 2012 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Asset Quality - Consolidated (1)	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
Ending loan balance	$121,259	$119,913	$118,986	$113,920	$107,871	$1,345	$13,387
30+ Accruing DPD	$1,051	$932	$802	$1,038	$972	$119	$79
30+ Accruing DPD %	0.9%	0.8%	0.7%	0.9%	0.9%
Non-performing loans (NPLs)	$1,130	$995	$845	$906	$977	$135	$153
Net charge-offs (NCOs)	$125	$88	$107	$120	$123	$36	$2
Net charge-off rate (2)	0.42%	0.29%	0.37%	0.43%	0.45%

Provision for loan losses	$116	$29	$140	$6	$50	$87	$66
Allowance for loan losses (ALLL)	$1,423	$1,427	$1,546	$1,503	$1,621	$(4)	$(198)

ALLL as % of Loans (3)	1.2%	1.2%	1.3%	1.3%	1.5%
ALLL as % of NPLs (3)	125.9%	143.4%	182.9%	166.0%	165.8%
ALLL as % of NCOs (3)	285.3%	405.2%	361.2%	313.8%	329.3%

(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

3Q 2012 Preliminary Results	16

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

North American Auto	QUARTERLY TRENDS					CHANGE VS.
Consumer	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
Allowance for loan losses	$641	$611	$654	$628	$724	$30	$(83)
Total consumer loans	$60,561	$58,310	$57,075	$54,076	$50,507	$2,250	$10,054
Coverage ratio	1.1%	1.0%	1.1%	1.2%	1.4%

Commercial
Allowance for loan losses	$100	$102	$102	$108	$114	$(2)	$(15)
Total commercial loans	$33,091	$34,056	$34,446	$32,475	$30,395	$(965)	$2,696
Coverage ratio	0.3%	0.3%	0.3%	0.3%	0.4%

International Auto
Consumer
Allowance for loan losses	$162	$167	$178	$138	$127	$(5)	$35
Total consumer loans	$10,286	$9,826	$10,139	$9,383	$9,198	$461	$1,088
Coverage ratio	1.6%	1.7%	1.8%	1.5%	1.4%

Commercial
Allowance for loan losses	$26	$26	$42	$44	$47	$(0)	$(20)
Total commercial loans	$4,257	$4,282	$4,656	$4,795	$4,318	$(25)	$(61)
Coverage ratio	0.6%	0.6%	0.9%	0.9%	1.1%

Mortgage HFI (1)
Consumer
Allowance for loan losses	$447	$472	$501	$516	$532	$(25)	$(85)
Total consumer loans	$9,787	$9,823	$9,958	$9,993	$10,269	$(36)	$(482)
Coverage ratio	4.6%	4.8%	5.0%	5.2%	5.2%

Non-performing loans	$480	$411	$298	$339	$365	$69	$115
Allowance as a % of NPLs	93.1%	114.8%	168.2%	152.1%	145.7%

Commercial
Allowance for loan losses	$0	$1	$17	$16	$10	$(0)	$(10)
Total commercial loans	$686	$1,146	$1,418	$1,925	$1,642	$(460)	$(956)
Coverage ratio	0.1%	0.1%	1.2%	0.8%	0.6%

Non-performing loans	$-	$0	$41	$13	$48	$(0)	$(48)
Allowance as a % of NPLs	0.0%	NM	41.8%	126.1%	21.0%

(1) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts. Includes ResCap results prior to the May 14, 2012 deconsolidation

3Q 2012 Preliminary Results	17

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Global Auto Delinquencies - Managed Retail Contract Amount (1)	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
Nuvell delinquent contract $	$74	$77	$68	$131	$126	$(3)	$(52)
Delinquent contract $ (excluding Nuvell)	$913	$768	$637	$806	$735	$145	$178
% of retail contract $ outstanding	1.39%	1.23%	1.04%	1.47%	1.43%
% of retail contract $ outstanding (excluding Nuvell)	1.30%	1.13%	0.95%	1.29%	1.25%

Global Auto Annualized Credit Losses - Managed Retail Contract Amount
Nuvell credit losses	$5	$5	$10	$16	$17	$0	$(11)
Credit losses (excluding Nuvell)	$91	$66	$63	$63	$55	$25	$36
% of avg. managed assets	0.55%	0.41%	0.44%	0.51%	0.48%
% of avg. managed assets (excluding Nuvell)	0.52%	0.39%	0.39%	0.41%	0.37%

North American Auto
Annualized consumer net charge-offs as a % of on-balance sheet assets	0.49%	0.31%	0.41%	0.51%	0.45%
Managed retail contracts over 30 days delinquent	1.42%	1.21%	0.99%	1.51%	1.41%

Repossessions as a % of average number of managed retail contracts outstanding	1.25%	1.03%	1.30%	1.42%	1.54%
Severity of loss per unit serviced - Retail
New	$7,843	$7,540	$7,374	$7,957	$7,584	$303	$259
Used	$6,072	$5,785	$5,752	$6,129	$6,144	$287	$(72)

Lease residual value (sales proceeds as % of ALG)	120%	137%	132%	127%	128%

International Auto
Annualized consumer net charge-offs as a % of on-balance sheet assets	0.88%	1.01%	0.66%	0.46%	0.60%
Managed retail contracts over 30 days delinquent	1.24%	1.35%	1.34%	1.24%	1.57%

Repossessions as a % of average number of managed retail contracts outstanding	0.44%	0.49%	0.49%	0.48%	0.51%

(1) $ Amount of accruing contracts greater than 30 days past due

3Q 2012 Preliminary Results	18

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
Cost of Funds	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
Ally Financial's worldwide cost of borrowing (incl. OID)	3.5%	3.6%	4.0%	3.9%	4.2%
Ally Financial's worldwide cost of borrowing (excl. OID)	3.2%	3.2%	3.6%	3.5%	3.6%

Capital
Risk-weighted assets	$150.3	$147.9	$158.5	$154.3	$149.7	$2.4	$0.6

Tier 1 capital ratio	13.6%	13.7%	13.5%	13.7%	14.3%
Tier 1 common capital ratio	7.3%	7.3%	7.5%	7.6%	8.0%
Total risk-based capital ratio	14.6%	14.7%	14.5%	14.7%	15.5%

Tangible common equity / Tangible assets	6.2%	6.1%	6.6%	6.5%	6.8%
Tangible common equity / Risk-weighted assets	7.5%	7.4%	7.7%	7.7%	8.2%

Shareholders’ equity	$18.8	$18.4	$19.7	$19.4	$19.7	$0.4	$(0.9)
less: Goodwill and certain other intangibles	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Unrealized (gains) losses and other adjustments	(0.3)	(0.2)	(0.3)	(0.3)	(0.3)	(0.1)	-
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
Tier 1 capital	$20.5	$20.2	$21.4	$21.2	$21.5	$0.3	$(1.0)

Tier 1 capital	$20.5	$20.2	$21.4	$21.2	$21.5	$0.3	$(1.0)
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(6.9)	-	-
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	-	-
Tier 1 common capital (1)	$11.0	$10.8	$11.9	$11.7	$12.0	$0.2	$(1.0)

Tier 1 capital	$20.5	$20.2	$21.4	$21.2	$21.5	$0.3	$(1.0)
add: Qualifying subordinated debt and redeemable preferred stock	0.2	0.2	0.2	0.2	0.2	-	-
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.2	1.3	1.4	1.4	1.5	(0.1)	(0.3)
Total risk-based capital	$22.0	$21.7	$23.0	$22.8	$23.2	$0.3	$(1.2)

Total shareholders' equity	$18.8	$18.4	$19.7	$19.4	$19.7	$0.4	$(0.9)
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(6.9)	-	-
Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Tangible common equity (2)	$11.3	$10.9	$12.2	$11.9	$12.3	$0.4	$(1.0)

Total assets	$182.5	$178.6	$186.4	$184.1	$182.0	$3.9	$0.5
less: Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Tangible assets	$182.0	$178.1	$185.9	$183.6	$181.4	$3.9	$0.6

Note: Numbers may not foot due to rounding

(1) We define Tier 1 common as Tier 1 capital less noncommon elements including qualified perpetual preferred stock qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 common equity ratio, in addition to capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes the Tier 1 common equity ratio is important because we believe analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(2) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

3Q 2012 Preliminary Results	19

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	3Q 12		2Q 12		CHANGE
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents	$8.8	$7.1	$11.4	$3.4	$(2.6)	$3.7
Highly liquid securities (2)	-	5.4	-	5.0	-	0.4
Current committed unused capacity (3)	10.7	6.7	10.0	7.5	0.7	(0.8)
Subtotal	$19.5	$19.2	$21.4	$15.9	$(1.9)	$3.3
Ally Bank intercompany loan (4)	3.4	(3.4)	2.4	(2.4)	1.0	(1.0)
Total Current Available Liquidity	$22.9	$15.8	$23.8	$13.5	$(0.9)	$2.3
Forward commited unused capacity (5)	3.1	-	2.0	-	1.1	-
Total Available Liquidity	$26.0	$15.8	$25.8	$13.5	$0.2	$2.3

Unsecured Long-Term Debt Maturity Profile	2012	2013	2014	2015	2016	2017 and After
Consolidated remaining maturities (6)	$7.9	$2.4	$5.9	$5.1	$1.5	$20.4

(1) Parent defined as Ally Consolidated less Ally Bank, ResCap (deconsolidated as of 05/14/12) and Insurance (not shown)

(2) Includes UST, Agency debt and Agency MBS

(3) Includes equal allocation of shared unused capacity totaling $4.0 billion in 3Q 2012 and $3.8 billion in 2Q 2012 which can be used by Ally Bank or the Parent (including a Mexican subsidiary)

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5) Represents capacity from certain foward purchase commitments and committed secured facilites that are generally reliant upon the origination of future automotive receivables over the next 12 months

(6) Excludes OID amortization

3Q 2012 Preliminary Results	20

ALLY FINANCIAL INC. DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Key Statistics	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
Average retail CD maturity (months)	29.1	28.8	28.2	27.2	26.1	0.3	3.0
Average retail deposit rate	1.35%	1.41%	1.46%	1.52%	1.57%

CD balances up for renewal	$2,495	$3,345	$2,911	$2,021	$1,533	$(850)	$962
CD balances retained (1)	2,282	3,010	2,647	1,860	1,393	(728)	889
Retention rate	91%	90%	91%	92%	91%

Ally Financial Deposits Levels
Ally Bank retail	$32,139	$30,404	$29,323	$27,685	$26,254	$1,735	$5,885
Ally Bank brokered	9,882	9,905	9,884	9,890	9,911	(23)	(29)
ResMor	3,753	3,491	3,519	3,367	3,327	262	426
Other	4,095	4,192	4,480	4,108	4,834	(97)	(739)
Total deposits	$49,869	$47,992	$47,206	$45,050	$44,326	$1,877	$5,543

(1) Retention includes balances retained in any Ally Bank product

3Q 2012 Preliminary Results	21

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS
Loan Value	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11
Gross carry value	$9.7	$9.8	$9.7	$9.7	$9.8
Net carry value	$9.3	$9.3	$9.3	$9.3	$9.3

Estimated Pool Characteristics
% Prime jumbo (> 1/1/2009)	36.6%	34.5%	31.2%	29.1%	27.0%
% Second lien	12.3%	12.8%	13.4%	13.9%	14.5%
% Interest only	23.3%	25.9%	29.1%	30.3%	31.5%
% 30+ Day delinquent	3.2%	3.2%	3.3%	3.3%	3.3%
% Low/No documentation	14.5%	14.9%	15.6%	16.0%	16.5%
% Non-primary residence	3.8%	3.9%	3.9%	4.0%	4.0%
Refreshed FICO	730	730	728	730	730
Wtd. Avg. LTV/CLTV (1)	89.8%	90.4%	91.8%	90.7%	91.2%
Higher risk geographies (2)	39.6%	39.2%	38.6%	38.2%	38.2%

(1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices

(2) Includes CA, FL, MI and AZ

3Q 2012 Preliminary Results	22

ALLY FINANCIAL INC. MORTGAGE REPURCHASE OUTSTANDING CLAIMS

($ in millions)

Mortgage Repurchase Outstanding Claims (1) (2) (3)	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11
Beginning balance	$82	$55	$46	$68	$67
New claims	113	107	87	66	97
Rescind	(36)	(31)	(40)	(31)	(58)
Paid	(61)	(49)	(39)	(58)	(27)
Adjustment	(0)	1	(0)	1	(11)
Ending balance	$98	$82	$55	$46	$68

(1) Includes demands that Ally has requested to be rescinded but which have not been agreed to by the investor

(2) Represents original UPB of loans and make-whole amounts related to unresolved claims and does not represent expected losses

(3) Presented on a pro-forma basis to reflect claims against Ally Bank serviced loans that were previously the economic obligation of Rescap due to swap arrangement between ResCap and Ally Bank

3Q 2012 Preliminary Results	23

ALLY FINANCIAL INC. OWNERSHIP

($ in millions)

Common Ownership as of 3Q 12

Other Tier 1 Capital as of 3Q 12
		Liquidation	Book
Series	Owner	Preference	Value
Trust Preferred Securities (1)	Investors	$ 2,667	$ 2,543
Series F-2 Mandatory Convertible Preferred (1)	U.S. Treasury	$ 5,938	$ 5,685
Series G Perpetual Preferred	Investors	$ 2,577	$ 234
Series A Perpetual Preferred	Investors	$ 1,022	$ 1,021

(1) Includes exercised warrants

3Q 2012 Preliminary Results	24